Dear Shareholder:

The early part of the new fiscal year was extremely eventful. The main catalyst was the storm that blew in from South East Asia which rocked more than a few boats. In addition, there was a major transfer from the Equity Portfolio to the Income Portfolio. Finally, there was the change in the name of the Fund, mentioned in the last Financial Statement, as the result of a legal challenge.

The directors did not consider it appropriate to pay the high price that would have been necessary to preserve the Mercator name, even if, as seemed likely, the challenge would be upheld. Even so, there was some additional legal cost associated with dealing with this issue and implementing the name change. Additional measures are being taken to hold costs down. The Fund is now called The Penn Street
Fund, and the name of the management company has been changed to Penn Street Advisors. Penn Street is the name of a village in England in the area that William Penn came from, and returned to.

The Global Income Portfolio continued to outperform the Salomon Government World Bond Index over the first half year that ended on April 30, 1998, rising
4.12% compared with the index that showed a total return of 2.8%. The 12 month comparisons were 10.4% and 6.4% respectively. The Equity Portfolio returned 6.51% over the first six months, and 15.2% for the 12 months, which came in below the global equity index but was close to the return on balanced funds. The Morgan Stanley Capital International
Global Index was up 18% over six months and 27.4% over 12 months, while Morningstar Hybrid
International Index showed a return of 8.3%, for the half year and 15.3% for the year.

The Equity Portfolio's return was hurt by the crisis in South East Asia. The Portfolio had no holdings in the area when the crisis hit, but was still affected by the repercussions that extended around the world. In addition, there was a substantial withdrawal from the Portfolio at the end of 1997, and switch into the Income Portfolio. The extent and timing of the exchange was highly disruptive, and did incur transactions costs. There are benefits for shareholders going forward in that the Portfolio was able to eliminate all existing capital gains, thereby improving the tax outlook for the future.

The fiscal year started in crisis, with the turmoil in Asia creating fears that pulled down stock prices around the world. The uncertainty continued to build through the end of the new year, with all markets affected to some degree. In South East Asia, the markets and currencies were decimated. The IMF rushed to the rescue and put support plans in place, more to prevent the contagion spreading than with the expectation of producing an immediate solution.

Around the middle of January, world markets turned and virtually all markets staged a strong rally. This time, leadership was taken by the European markets.
The US turned in a respectable performance, while
Canada and Australia were held back by the weakness in commodity prices.

The Japanese market joined in the early stages of the rally, but the recovery quickly ran out of steam on further signs of economic weakness. The Asian developing countries followed a similar pattern, rebounding strongly from extreme weakness at the end of 1997, but prices remained down sharply from year-ago levels. The first crisis had passed, but, as with the passing of any major storm, there was still a lot of cleaning up and rebuilding to do. In this case, it is the balance sheets that have suffered the damage, and it will be a long time before conditions return to normal.

Conditions in Indonesia continued to deteriorate and the political pressure on Suharto to step down grew dramatically. This instability had a negative influence on the other markets in the area, and brought home the realization that there was going to be no quick fix. There remain major concerns that there are further crises to come, particularly if China devalues.

In Europe, the positive influences of improved cyclical growth, continued low inflation and improving perceptions about the approaching single currency offset the negative of reduced Asian demand. At the end of last year, the Asian crisis was dominating markets and the news media. The effect on the developed countries was expected to be significant, and in some cases dramatic. What happened was that these concerns faded into virtual insignificance, and this allowed the positive influences to dominate expectations. Around the same time, a more positive attitude developed towards the single currency.

For a period of time, the situation developed into the best of all worlds, in sharp contrast to the imminent disaster perceived at the end of last year. The fears of the Asian contagion spreading to the west died down, but the benefits of lower demand on inflation persisted. Lower inflation meant lower interest rates, and that supported higher stock prices. This positive outlook will not continue forever, but has been extended by renewed concerns in Asia as the negative economic effects kick in, leading to further weakness in commodity prices and lower interest rates.

The developing countries have been struggling to adapt to circumstances that have deteriorated so dramatically. Small changes can be dealt with, big, sudden change is extremely disruptive. The countries will adapt eventually, and the longer it takes the more likely it becomes that demand in other countries will be affected. So far, the impact of lower inflation and lower interest rates has been far more significant than the actual, or expected, reduction in demand.

At the same time, it has been impossible to ignore the major structural changes taking place around the world. For a very long time the financial sector, particularly banking, has been highly controlled.
This has been true both within countries and across national borders. A combination of circumstances is opening up this sector to much greater competition, greatly increasing the incentives for combining operations. In addition, barriers to entry in national markets, and to the type of business that can be conducted, are being brought down.

The US is finally seeing a breakdown of the restrictions on interstate banking and the separation of financial activities. This process has been going on for a while, but the pace is just moving into overdrive. In Europe, the single currency is concentrating minds on the advantages of European wide coverage of financial services in a way the single market on its own never achieved. At the same time, the Asian markets are finally opening up to foreign competition, and takeovers, as a result of economic necessity.

Expanding markets, along with improving living standards in large areas of the world that had avoided most of twentieth century progress until the 1990's, have the effect of extending and deepening the business cycle. There is a lot of potential to make up lost ground, even with this latest stumble by some of the developing countries. As a result, conditions remain favorable in general, although markets are beginning to discount much of the potential. The US, in particular, is starting to approach fully-valued levels. That is most true in the case of the growth stocks that have been leading this strong cyclical advance.

Europe is not as cheap as it was, but there is still room for stock prices to rise before interest rates move up and impose limits on prices. Japan continues to offer the greatest potential and the greatest risk. Pessimism is so great that stock prices have been unable to sustain a decent rally, but that same pessimism is preventing the recognition of improving underlying values.

Government action is required to restore confidence, and domestic demand. It is hard to know exactly what will get prices moving, but a commitment by the Japanese government to speed up the passage of the stimulus package and consider other actions, combined with US agreement to support the yen,should prove effective. It would not only help restore confidence in Japan, but also help stabilize the whole region. Once on course, stocks should keep going for some time, despite periodic bursts of anxiety.

Sincerely,




Richard T. Coghlan
Chairman & President


GLOBAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
April 30. 1998 (unaudited)
The Penn Street Fund, Inc.
COMMON STOCKS (94.0%)
                                 Shares       U.S. $ Value
NORTH AMERICA (48.4%)
 United States (45.9%)
  Adobe Systems Inc.               2,500         $125,156
  Banc One Corp.                   1,400           82,338
  Boeing Co.                       2,300          115,431
  Caterpillar, Inc.                1,600           91,200
  C-Cube Microsystem (a)           6,000          145,125
  Centocor, Inc.                   1,800           75,937
  Chase Manhattan Bank             1,100          152,419
  Compaq Computers                 4,400          123,750
  Corning, Inc.                    2,750          110,000
  Englehard Corp.                  8,000          169,000
  Federal Express Corp.            2,000          136,000
  Genzyme Corp.                    5,500          170,156
  Global Marine Inc.               3,400           79,794
  Hercules, Inc.                   2,800          133,875
  Johnson Controls Inc.              900           53,438
  Motorola, Inc.                   2,200          122,650
  National Semiconductor           4,500           99,000
  Nations Bank                     3,200          243,200
  Newmont Mining Corp.             1,622           52,208
  Oxford Health Plan               5,000           85,625
  Philip Morris                    1,900           71,013
  Qualcomm, Inc.                   1,600           90,000
  Read-Rite Corp. (a)              7,000           96,688
  Roper Indus.                     3,300          102,300
  Sybase, Inc. (a)                10,000           85,313
  US Steel                         2,300           89,988
                                                2,901,604

 Canada (1.2%)
  Newbridge Network - ADR          2,700           79,144

 Mexico (1.3%)
  Telephone de Mexico              1,400           79,275


GLOBAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS-continued
April 30, 1998 (unaudited)  The Penn Street Fund, Inc.

                                     Shares           U.S. $ Value
EUROPE (25.8%)
 France (5.7%)
  Club Mediterranee                  1,950               178,614
  CIE Generale Des Eaux                994               184,738
                                                         363,352

 Germany (13.2%)
  Deutsche Lufthansa                11,000              263,436
  Deutsche Telekom                   6,500              171,031
  Metro Holdings AG                  4,000              197,382
  Volkswagen AG                        253              201,357
                                                        833,206

 United Kingdom (6.9%)
  British Petroleum-Spons ADR        1,000               94,406
  Reuters Group PLC                  8,000               86,640
  Rio Tinto PLC                      7,000              100,553
  Williams Holdings                 20,000              153,424
                                                        435,023

ASIA (19.8%)
 Australia (5.7%)
  Broker Hill Properties            12,000               116,937
  CSR Limited                       42,000               133,698
  Pacific Dunlop Ltd.               60,000               110,700
                                                         361,335

 Hong Kong (1.2%)
  Hong Kong Tele ADR                 4,000                77,250



GLOBAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS-continued
April 30, 1998 (unaudited)  The Penn Street Fund, Inc.
                                       Shares             U.S. $ Value
 Japan (12.9%)
  Fanuc Ltd.                             3,000               110,179
  Japan Equity Fund                     13,500               101,250
  Kajima Corporation                    18,000                52,154
  Mitsubishi Heavy Industry             20,000                73,753
  Nippon Steel Corporation              50,000                80,150
  Nomura Securities Co. Ltd             10,000               121,543
  Pioneer Electronic                     5,200                84,922
  The Bank of Tokyo-Mitsubishi Ltd.      7,000                86,344
  Toyota Motor Corp.                     4,000               103,857
                                                             814,152

TOTAL COMMON STOCK (Cost: $5,670,408)                      5,944,341

FIXED INCOME SECURITIES (4.9%)
                                           Principal Amt. (b)    U.S. $ Value
United States (4.6%)
 Credit Lyonnais Corp. 6.75% due 9/19/2049        300,000           294,000

France (0.3%)
 Club Mediterranee Bond 4.5% due 03/02/2003           225            17,767

TOTAL FIXED INCOME SECURITIES (Cost: $316,699)                      311,767

SHORT-TERM INVESTMENTS (4.6%)
Highmark Money Market Fund                        291,714           291,714

TOTAL SHORT-TERM INVESTMENT (Cost $291,714)                         291,714

TOTAL INVESTMENT IN SECURITIES
(Cost: $6,278,821) (Notes 2A  and 3) (103.5%)                     6,547,822

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES-NET (-3.5%)        (224,081)
TOTAL NET ASSETS (100.0%)                                        $6,323,741
(a) non-income producing security   (b) in local currency



(a)   non-income producing security
(b)   in local currency



GLOBAL INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
April 30, 1998 (unaudited)  The Penn Street Fund, Inc.


FIXED INCOME SECURITIES (61.6%)
                                                Principal         U.S.$ Value
                                                 Amt. (a)
NORTH AMERICA (51.6%)
 United States (51.6%)
  Credit Lyonnais 6.75% due 09/19/2049            800,000            $784,000
  Italian Government Bond 6.87% due 09/27/2023    500,000             533,364
  Korea Development Bank 6.5% due 11/15/2002      500,000             455,025
  PDV America Inc. 7.25% due 08/01/1998           100,000             100,000
  Republic of Korea 8.75% due 04/15/2003          550,000             553,615
  US Treasury Bond 8.00% due 08/15/1999         1,800,000           1,853,719
  US Treasury Bond 5.68% due 03/31/2000           500,000             499,297
  US Treasury Bond 5.50% due 12/31/2000           600,000             598,219
  US Treasury Bond 7.75% due 02/15/2001           400,000             421,687
  US Treasury Bond 8.00% due 05/15/2001           550,000             585,922
  US Treasury Bond 8.625% due 02/15/2006        1,000,000             991,875
  US Treasury Bond 8.00% due 11/15/2021           500,000             621,641
  US Treasury Bond 7.50% due 11/15/2024           300,000             357,937
  US Treasury Bond 7.625% due 02/15/2025          300,000             363,141
  US Treasury Bond 6.132% due 02/15/2026        1,000,000             997,656
  US Treasury Bond 6.75% due 08/15/2026           500,000             548,828
  YPF Corp 8.0% due 02/15/2004                    350,000             355,705
                                                                   10,621,631

EUROPE (9.0%)
 European CC (4.1%)
  Council of Europe Bond 6.75% due 05/11/2004     300,000             360,941
  United Kingdom Bond 9.125% due 02/21/2001       400,000             494,266
                                                                      855,207

 Italy (2.4%)
  International Bank Recon & Devel 6.50% due 07/30/2007
                                                800,000,000           494,839

 Germany (2.5%)
  Greece Floating Rate Note 4.00% due 02/10/2003    910,000           508,090


GLOBAL INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS-continued
April 30, 1998 (unaudited)   The Penn Street Fund, Inc.

                                             Shares/              U.S.$ Value
                                        Principal Amt.
OTHER COUNTRIES (1.0%)

Australia (1.0%)
  First Australia Prime Income Fund           28,000                 $199,500


TOTAL FIXED INCOME SECURITIES (Cost: $12,082,778)                  12,679,267



COMMON STOCKS  (3.0%)

 Canada (2.0%)
  Bell Canada                                  10,000             425,625

 United States (1.0%)
  Southern Co.                                  7,500             198,750


TOTAL COMMON STOCK (Cost: $338,525)                               624,375





GLOBAL INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS-continued
April 30, 1998 (unaudited)    The Penn Street Fund, Inc.

                                             Shares/              U.S.$ Value
                                       Principal Amt.

SHORT-TERM INVESTMENTS  (29.7%)
 United States (27.6%)
  Banco Rio Plata 6.179% due 08/10/1998     500,000                 497,812
  Apex Fnd 5.62% due 05/20/1998             500,000                 499,850
  Broadway Cap 5.81% due 05/13/1998         600,000                 598,836
  Gothan 5.80% due 06/02/1998               350,000                 348,194
  Minebea CP Inc. 6.00% due 06/03/1998      300,000                 298,350
  Nabisco Inc. 5.59% due 05/08/1998         600,000                 599,346
  Norfolk SO. 5.72% due 05/08/1998          500,000                 499,445
  US Treasury Bill 4.871% due 05/21/1998    600,000                 598,404
  US Treasury Bill 4.950% due 06/18/1998    500,000                 496,700
  US Treasury Bill 5.311% due 05/28/1998  1,000,000                 996,410
  Highmark Money Market Fund                241,729                 241,729
                                                                  5,675,076

Italy (2.1%)
 Government of Italy Treasury Bill 5.8124% due 05/15/1998
                                        775,000,000                 436,731


TOTAL SHORT-TERM INVESTMENTS   (Cost: $6,071,865)                 6,111,807


TOTAL INVESTMENT IN SECURITIES (Cost: $18,493,168) (Notes 2A and 3) (94.3%)
                                                                19,415,449


CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES-NET (5.7%)        1,175,421


TOTAL NET ASSETS (100.0%)                                      $20,590,870

(a) in local currencies





STATEMENT OF ASSETS AND LIABILITIES
April 30, 1998 (unaudited)    The Penn Street Fund, Inc.

                                 Global Equity             Global Income
                                   Portfolio                 Portfolio
ASSETS
Investment in securities, at value (identified cost$6,278,821 and $18,493,168
respectively)(Notes 1 and 2A)         $6,547,822             $19,415,449
Cash (including foreign currencies)            -                 966,752
Receivables:
Interest and dividends                     2,363                 225,492
Tax reclaims                               7,946                       -
Prepaid expenses                           2,487                   7,054
Deferred organization expenses(Note 2G)   15,591                  15,642
Total assets                           6,576,209              20,630,389

LIABILITIES
Payable for securities purchased          82,873                       -
Payable for capital stock redeemed       145,320                       -
Accrued expenses                          24,275                  39,519
Total liabilities                        252,468                  39,519

NET ASSETS (Note 4)                   $6,323,741             $20,590,870

Shares outstanding                       521,982               2,117,086

Net asset value, offering and redemption price per share
                                          $12.11                   $9.73

At April 30, 1997, the components of  net assets were as follows:
Paid-in capital                       $6,315,101              $19,383,261
Accumulated net investment income (deficit)
                                         (6,194)                  263,468
Accumulated net realized gain (loss) on investments and foreign currency
transactions                           (254,090)                    6,989
Unrealized appreciation of investments and translation of foreign currency
denominated assets and liabilities      268,924                   937,152

                                      $6,323,741              $20,590,870






STATEMENT OF OPERATIONS
For the six months ended April 30, 1998 (unaudited) The Penn Street Fund, Inc.


                                   Global Equity              Global Income
                                      Portfolio                 Portfolio
INVESTMENT INCOME
INCOME
Interest                                $84,355                  $497,675
Dividends  (net of foreign taxes withheld of $1,371 and $475 respectively)
                                           29,686                  7,103
Total  income                             114,041                504,778

EXPENSES
Investment management fees (Note 5)        53,285                 76,097
Distribution expenses (Note 6)              1,686                    471
Shareholder servicing fees (Note 6)        14,801                 21,138
Administration (Note 5), accounting and transfer agent
                                           23,185                 32,562
Professional fees                           7,029                  9,362
Custody fees                                5,483                  1,828
Amortization of organization expenses       3,312                  3,261
Directors' fees and expenses                3,377                  3,332
Other operating expenses                    8,077                  5,290
Total expenses                            120,235                153,341
Net investment income (loss)              (6,194)                351,437

REALIZED AND UNREALIZED GAIN (LOSS)ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) from investments   5,243,166            (29,746)
Net realized gain (loss) from foreign currency
 transactions                                63,892                36,735
Net change in unrealized appreciation of investments and foreign currency
denominated assets and liabilities        (5,045,115)             295,802

Net gain on investments and foreign currency denominated asset and
liabilities                                   261,943             302,791
Net increase in net assets resulting from operations
                                             $255,749            $654,228





GLOBAL EQUITY PORTFOLIO
Statement of Changes in Net Assets   The Penn Street Fund, Inc.

                                       Six months ended         Year ended
                                         April 30, 1998      October 31, 1997
                                          (unaudited)
OPERATIONS
Net investment income (loss)                   ($6,194)          $56,840
Net realized gain on investments and foreign
currency transactions                         5,307,058        1,920,558
Net change in unrealized appreciation of investments and foreign currency
denominated assets and liabilities           (5,045,115)       1,636,759

Net increase in net assets resulting from operations
                                                255,749        3,614,157

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income ( $0.07 per share)
                                                  -             (103,025)
Distribution from realized gains ($0.84 per share)
                                                  -           (1,931,165)

CAPITAL SHARE TRANSACTION
Net increase (decrease) in net assets from capital
share transactions (a)                      (19,987,528)      (1,661,764)

Net increase (decrease) in net assets       (19,731,779)         (81,797)
Net assets at the beginning of the period    26,055,520        26,137,317
Net assets at the end of the period (including accumulated net investment income (deficit) of $(6,194) and -0- respectively)
                                             $6,323,741       $26,055,520


(a) A summary of capital share transactions is as
follows:
                         Six months ended                 Year ended
                      April 30, 1998 (unaudited)        October 31, 1997
                         Shares    Value                Shares      Value
Shares sold           30,310      $342,792           46,525     $514,080
Shares issued in reinvestment of distributions to
shareholders            -             -             182,905    2,034,170
                      30,310       342,792          229,430   	2,548,250
Shares redeemed    (1,799,909)  (20,330,320)       (353,430) (4,210,014)
Net increase (decrease)
                   (1,769,599)  ($19,987,528)     (124,000) ($1,661,764)
*Commencement of operations




GLOBAL INCOME PORTFOLIO
Statement of Changes in Net Assets    The Penn Street Fund, Inc.

                                   Six months ended           Year ended
                                   April 30, 1998            October 31, 1997
                                    (unaudited)
OPERATIONS
Net investment income                  $351,437                $635,117
Net realized gain on investments and foreign currency transactions
                                       6,989                    217,370
Net change in unrealized appreciation of investments and foreign currency
denominated assets and liabilities     295,802                 (387,862)

Net increase in net assets resulting from operations
                                        654,228                 464,625

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income ($0.08 and $0.90  per share,
respectively)                           (87,968)             (1,071,807)
Distributions from realized gains ($0.57 per share)
                                           -                   (676,413)

CAPITAL SHARE TRANSACTION
Net increase (decrease) in net assets from capital share transactions (a)
                                        8,613,877              (175,271)

Net increase (decrease) in net assets   9,180,137            (1,458,866)
Net assets at the beginning of the period  11,410,733         12,869,599
Net assets at the end of the period (including undistributed net investment
income of $263,468 and -0- respectively)  $20,590,870        $11,410,733

(a) A summary of capital share transactions is as
follows:
                        Six months ended                 Year ended
                 April 30, 1998 (unaudited)           October 31, 1997
                   Shares           Value           Shares         Value

Shares sold       1,065,494         $10,145,908        -              -
Shares issued in reinvestment of distributions to shareholders
                    9,266            87,969         180,658      1,748,229
                  1,074,760      10,233,877         180,658      1,748,229
Shares redeemed   (169,285)      (1,620,000)       (197,017)    (1,923,500)
Net increase (decrease)
                  905,475        $8,613,877         (16,359)     ($175,271)
*Commencement of operations





GLOBAL EQUITY PORTFOLIO
Financial Highlights For a share outstanding throughout each period The Penn Street Fund, Inc.

 Six months ended          Year ended            November 8, 1995+
    April 30, 1998        October 31, 1997       to October 31, 1996
    (unaudited)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period
      $11.37                     $10.82                 $10.00
Net income (loss) from investment operations
Net investment income (loss)
      (0.01)                       0.02                   0.05
Net realized and unrealized gain on investments and foreign currency transactions
        0.75                       1.41                   0.84
Total from investment operations
        0.74                       1.43                   0.89
Less distributions
Distributions from net investment income
         -                        (0.04)                 (0.07)
Distributions from realized gains
         -                        (0.84)                   -
Total distributions
         -                        (0.88)                 (0.07)

Net asset value, end of period
       $12.11                     $11.37                 $10.82

TOTAL RETURN
        6.51%*                    13.57%                  8.89%*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)
       $6,324                    $26,056                 $26,137
Ratio to average net assets
Expenses
       2.03%**                     1.71%                  1.82%**
Net investment income  (loss)
     (0.10%)**                     0.20%                  0.40%**
Portfolio turnover rate
        24%                          25%                    42%
Average commission rate paid
      $0.035                      $0.054                 $0.0327



+  Commencement of operations
* 	Total return has not been annualized
** Annualized



GLOBAL INCOME PORTFOLIO
Financial Highlights For a share outstanding throughout each period The Penn Street Fund, Inc.

 Six months ended          Year ended            November 8, 1995+
    April 30, 1998         October 31, 1997      to October 31, 1996
    (unaudited)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period
       $9.42                     $10.48                    $10.00
Net income from investment operations
Net investment income
        0.20                       0.47                      0.50
Net realized and unrealized gain (loss) on
 investments and foreign currency transactions
        0.19                      (0.06)                     0.26
Total from investment operations
        0.39                       0.41                      0.76
Less distributions
Distributions from net investment income
       (0.08)                     (0.90)                    (0.28)
Distributions from net realized gains
         -                        (0.57)                       -
Total distributions
       (0.08)                     (1.47)                    (0.28)

Net asset value, end of period
       $9.73                       $9.42                    $10.48

TOTAL RETURN
       4.12%*                       4.19%                    7.79%*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)
      $20,591                      $11,411                  $12,870
Ratio to average net assets
Expenses
       1.81%**                      1.72%                   1.84%**
Net investment income
       4.16%**                      5.39%                   4.88%**
Portfolio turnover rate
         21%                          22%                     29%
Average commission rate paid
         n/a                          n/a                     n/a

+  Commencement of operations
*	 Total return has not been annualized
** Annualized




Notes to Financial Statements
April 30, 1998 (unaudited)  The Penn Street Fund, Inc.
(1)	Organization

The Penn Street Fund, Inc. (formerly S.I.S. Mercator
Fund, Inc.) (the "Fund"), is registered under the Investment Company Act of 1940, as amended (the
"1940 Act"), as an open-end management investment company and is authorized to issue shares in separate series. The Fund currently offers shares in two diversified series, the Global Equity Portfolio and the Global Income Portfolio (the "Portfolios").

The Fund was incorporated on July 6, 1995, and between that date and November 8, 1995 the Fund had no operations other than those relating to organizational matters and the registration of its shares under applicable securities laws. On
November 8, 1995 the Fund sold 10,000 shares of the Global Equity Portfolio for $100,000 and 5,000 shares of the Global Income Portfolio for $50,000 to an Officer and Director of the Fund and principal shareholder of East Coast Consultants, Inc. ("East
Coast"), the Fund's principal underwriter, and Penn
Street Advisors, Inc. ("Penn Street", formerly
Strategic Investment Services, Inc.), the Fund's investment advisor.

(2)  Significant Accounting Policies

The Global Equity Portfolio's investment objective is to achieve a high rate of return, with emphasis on capital appreciation, by investing principally in equity securities of companies located anywhere in the world, but predominately in the developed countries. The Global Income Portfolio's investment objective is to achieve a relatively stable rate of total return with emphasis on yield, by investing principally in fixed income securities and, to a lesser extent, in equity securities of high quality companies located predominately in the developed countries with, at most, very limited exposure to less developed countries. The price of each Portfolio's shares will fluctuate daily and there can be no assurance that the Portfolios will be successful in achieving their stated investment objectives.

The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. These policies are in accordance with generally accepted accounting principles.

A. Security Valuation. The securities held by the Portfolios are valued as of the close of the New York
Stock Exchange (the "NYSE"). Listed securities are valued at the last quoted sales price on the exchange were the security is principally traded. Securities listed on foreign exchanges are valued at the latest quoted market price available prior to the close of the NYSE. Debt securities may be valued on the basis of prices provided by a pricing service using methods approved by the Fund's Board of Directors. Other assets and securities for which no quotations are readily available are valued in good faith by, or under the direction of, the Fund's Board of Directors.

B. Currency Translation. The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. dollar based upon the bid price of such currencies against the U.S. dollar last quoted by a major bank or broker. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

C. Forward Currency Contracts. The Portfolios may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Portfolios as an unrealized gain or loss. When the forward currency contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and the value at the time it was closed.

Investments in forward currency contracts may expose the Portfolios to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counterparty to the agreement to perform in accordance with the terms of the contract.

D. Federal Income Taxes. The Portfolios intend to comply with the requirements of the Internal
Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

E.  Security Transactions, Interest and Dividends.
As is common in the industry, security transactions are recorded on the trade date. Interest income is accrued as earned. Discounts and premiums are amortized in accordance with Federal income tax requirements. Dividends are recorded on the ex dividend date.

F. Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date.
The character of distributions paid to shareholders is determined by reference to income as determined for income tax purposes, after giving effect to temporary differences between the financial reporting and tax basis of assets and liabilities, rather than income as determined for financial reporting purposes.

G. Deferred Organization Expenses. All of the expenses incurred by the Fund in connection with the organization and the registration of the Portfolios' shares were borne equally by each Portfolio and are being amortized to expense on a straight-line basis over a period of five years.

H. Use of Estimates. In preparing financial statements in accordance with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the reporting period. Actual results could differ from those estimates.

(3)  Investments

For the six months ended April 30, 1998, the cost of securities purchased and the proceeds from securities sold, excluding short-term notes, was $2,555,008 and $18,388,030, respectively, for the Global Equity
Portfolio, and $6,517,529 and $2,400,479,
respectively, for the Global Income Portfolio.

At April 30, 1998 net unrealized appreciation of investment securities consisted of gross unrealized appreciation and gross unrealized depreciation of $829,462 and $(560,461), respectively, for the Global Equity Portfolio and $970,385 and $(48,104) respectively, for the Global Income Portfolio.

(4)  Capital Stock

At April 30, 1998, the authorized capital of the Fund consisted of one billion shares of $.01 par value common stock with 100 million shares designated and classified the Global Equity Portfolio and 100 million shares designated and classified the Global
Income Portfolio.

(5)  Investment Management Fee and
Administration Fee

Investment Advisory Agreement. Penn Street provides investment management services to each of the Portfolios under an Investment Advisory
Agreement. Penn Street provides the Portfolios with continuous investment programs, a trading department, and selects brokers and dealers to effect securities transactions. As compensation for its services Penn Street is paid a monthly fee which is equal to the annual rate of 0.90% of each Portfolio's average daily net assets.

Administration Agreement. Penn Street also serves as the Administrator of the Fund under an Administration Agreement. The services include the administration of the Fund's business affairs, supervision of services provided by other organizations providing services to the Fund, including the custodian, dividend disbursing agent, legal counsel and independent accountants, preparation of certain Fund records and documents, record keeping and accounting services. As compensation for these services Penn Street is paid a monthly fee which is equal to the annual rate of 0.25% of each Portfolio's average daily net assets.

(6)  Distribution Plans

Distribution Plan. The Portfolios have adopted
Distribution Plans pursuant to rule 12b-1 under the '40 Act, whereby each Portfolio may make monthly payments at the annual rate of 0.25% of each Portfolio's average net assets to East Coast for providing certain distribution services. These services can include: promotion of the sale of Portfolio shares, preparation of advertising and promotional materials, payment of compensation to persons who have been instrumental in the sale of Portfolio shares, and for other services and materials, including the cost of printing Fund prospectuses, reports and advertising material provided to investors, and to defray overhead expenses of East Coast incurred in connection with the promotion and sale of Fund shares.

Shareholder Services Plan. The Portfolios have also adopted Shareholder Services Plans (the "Plans") which are designed to promote the retention of shareholder accounts. Under these Plans, the Portfolios are authorized to pay East Coast a monthly fee which, on an annual basis, may not exceed 0.25% of the average net assets of each Portfolio. Payments under the Plans would be used, among other things, to compensate persons and/or organizations that provide services to shareholders that are designed to encourage them to maintain their investments in the Portfolios.


(7)  Other Transactions with Affiliates

Certain officers and directors of the Fund are also officers and/or directors of Penn Street and East
Coast.